UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 16, 2004

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane Suite M25 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 16, 2004, LaSalle Hotel Properties (the “Company”) issued a press release announcing that it has priced a public offering of 1,750,000 of its common shares of beneficial interest resulting in net proceeds of $54.93 million. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

NOTE: THE INFORMATION IN ITEM 7.01 OF THIS REPORT (INCLUDING EXHIBIT 99.1) IS FURNISHED PURSUANT TO ITEM 7.01 AND SHALL NOT BE DEEMED TO BE “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934 OR OTHERWISE SUBJECT TO THE LIABILITIES OF THAT SECTION. THIS REPORT WILL NOT BE DEEMED AN ADMISSION AS TO THE MATERIALITY OF ANY INFORMATION CONTAINED HEREIN THAT IS REQUIRED TO BE DISCLOSED SOLELY BY REGULATION FD.

Item 8.01. Other Events.

On November 16, 2004 the Company and LaSalle Hotel Operating Partnership, L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale by the Company of 1,750,000 of the Company’s Common Shares of Beneficial Interest (“Common Shares”). The Company has also granted the Underwriters an option to purchase up to 250,000 additional Common Shares to cover over-allotments, if any. The closing of the sale of the Common Shares is expected to occur on or about November 19, 2004.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are included with this Report:

1.1	Underwriting Agreement dated as of November 16, 2004 by and among LaSalle Hotel Properties, LaSalle Hotel Operating Partnership, L.P. and Raymond James & Associates, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Sidley Austin Brown & Wood LLP as to the validity of the Common Shares.

23.1	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1).

99.1	Press release dated November 16, 2004 issued by LaSalle Hotel Properties.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

By:	/s/ Hans S. Weger
Hans S. Weger
Chief Financial Officer

Date: November 18, 2004

3

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated as of November 16, 2004 by and among LaSalle Hotel Properties, LaSalle Hotel Operating Partnership, L.P. and Raymond James & Associates, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Sidley Austin Brown & Wood LLP as to the validity of the Common Shares.

23.1	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1).

99.1	Press release dated November 16, 2004 issued by LaSalle Hotel Properties.

4